REX Growth & Income Universe ETF
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.3%	Shares	Value
REX COIN Growth & Income ETF (a)	19,812	$177,119
REX CRWV Growth & Income ETF (a)	15,861	180,023
REX HOOD Growth & Income ETF (a)	17,755	183,764
REX LLY Growth & Income ETF (a)	8,185	177,205
REX MSTR Growth & Income ETF (a)	28,970	177,007
REX NVDA Growth & Income ETF (a)	7,413	176,207
REX PLTR Growth & Income ETF (a)	11,127	175,695
REX TSLA Growth & Income ETF (a)	9,283	176,191
REX WMT Growth & Income ETF (a)	6,662	176,610
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,679,303)		1,599,821

TOTAL INVESTMENTS - 99.3% (Cost $1,679,303)		1,599,821
Other Assets in Excess of Liabilities - 0.7%		11,551
TOTAL NET ASSETS - 100.0%		$1,611,372

Percentages are stated as a percentage of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

REX Growth & Income Universe ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds	$1,599,821	$–	$–	$1,599,821
Total Investments	$1,599,821	$–	$–	$1,599,821

Refer to the Schedule of Investments for further disaggregation of investment categories.

REX Growth & Income Universe ETF - Transactions with Affiliates
	Value as of February 25, 2026 (a)	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Shares as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
REX COIN Growth & Income ETF	$–	$217,160	$(20,093)	$(1,447)	$(18,501)	$177,119	19,812	$3,883	$–
REX CRWV Growth & Income ETF	–	193,214	–	–	(13,191)	180,023	15,861	3,381	–
REX HOOD Growth & Income ETF	–	197,598	(5,372)	(92)	(8,370)	183,764	17,755	3,238	–
REX LLY Growth & Income ETF	–	186,752	–	–	(9,547)	177,205	8,185	4,534	–
REX MSTR Growth & Income ETF	–	211,762	(21,117)	(1,539)	(12,099)	177,007	28,970	4,249	–
REX NVDA Growth & Income ETF	–	185,539	–	–	(9,332)	176,207	7,413	5,920	–
REX PLTR Growth & Income ETF	–	212,865	(38,755)	(771)	2,356	175,695	11,127	2,628	–
REX TSLA Growth & Income ETF	–	185,800	–	–	(9,609)	176,191	9,283	5,585	–
REX WMT Growth & Income ETF	–	185,166	(6,916)	(452)	(1,188)	176,610	6,662	4,459	–
	$–	$1,775,856	$(92,253)	$(4,301)	$(79,481)	$1,599,821	125,068	$37,877	$–

(a)	Inception date of Fund.